EXHIBIT 32.01

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Solar, Inc., a Delaware corporation, for the period ended September 30, 2019, as filed with the Securities and Exchange Commission, each of the undersigned officers of First Solar, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

(1)	the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of First Solar, Inc. for the periods presented therein.

October 24, 2019	By:	/s/ MARK R. WIDMAR
	Name:	Mark R. Widmar
	Title:	Chief Executive Officer

October 24, 2019	By:	/s/ ALEXANDER R. BRADLEY
	Name:	Alexander R. Bradley
	Title:	Chief Financial Officer